Prepayments and Other Current Assets (Tables)	9 Months Ended
Sep. 30, 2022
Prepayments and Other Current Assets
Summary of prepayments and other current assets

	December 31, 2021	September 30, 2022

	RMB in thousands
Prepayments for revenue sharing cost*	1,117,431	872,959
Inventories, net	455,767	533,561
Prepayments for sales tax	523,282	412,345
Prepayments of marketing and other operational expenses	181,764	134,064
Prepayments to inventory suppliers	94,746	93,097
Interest income receivable	10,927	80,221
Loans to investees or ongoing investments	68,681	55,284
Prepayments for content cost	73,496	53,099
Deposits	106,555	29,723
Prepayments/receivables relating to jointly invested content	36,246	27,011
Others	138,153	91,123

Total	2,807,048	2,382,487

*
App stores retain commissions on each purchase made by the users through the App stores. The Group is also obligated to pay ongoing licensing fees in form of royalties to the third-party game developers. Licensing fees consist of fees that the Group pays to content owners for the use of licensed content, including trademarks and copyrights, in the development of games. Licensing fees are either paid in advance and recorded on the balance sheets as prepayments or accrued as incurred and subsequently paid. Additionally, the Group defers the revenue from licensed mobile games over the estimated average playing period of paying players given that there is an implied obligation to provide on-going
services to
end-users.
The related direct and incremental platform commissions are deferred and reported in “Prepayments and Other Current Assets” on the unaudited interim condensed consolidated balance sheets.